UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2006
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)
Incorporation)

727 North Bank Lane		60045
Lake Forest, Illinois		(Zip Code)
(Address of principal executive
offices)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
     On October 23, 2006, Wintrust Financial Corporation (the “Company”) announced earnings for the third quarter of 2006. A copy of the press release relating to the Company’s earnings results is attached hereto as Exhibit 99.1. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 12 of Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit

99.1	Third Quarter 2006 Earnings Release dated October 23, 2006.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David L. Stoehr
David L. Stoehr
Executive Vice President and Chief Financial Officer

Date: October 23, 2006

INDEX TO EXHIBITS

Exhibit

99.1	Third Quarter 2006 Earnings Release dated October 23, 2006.

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